HYI-SUMSUP-1 100711
Summary Prospectus Supplement dated October 7, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C, Y, Investor and Institutional Class shares of the Fund listed below:
Invesco High Yield Fund
Effective January 1, 2012, the Fund will eliminate the 2% redemption fees assessed on shares of the Fund redeemed or exchanged within 31 days of purchase. Therefore, effective January 1, 2012, the “Redemption/Exchange Fee” listed in the “Shareholder Fees” table is hereby revised to show 0.00% for each share Class.
HYI-SUMSUP-1 100711